UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: September 9, 2011

INFORMATION ARCHITECTS CORPORATION

NORTH CAROLINA	0-22325	87-0399301
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7625 Chapelhill Drive

ORLANDO, FLORIDA 32819

(954) 358-7099

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Section 1 – Registrant’s Business and Operations

Not Applicable

Section 2 – Financial Information

Not Applicable

Section 3 – Securities and Trading Markets

Not Applicable

Section 4 – Matters related to Accountants and Financial statements

Not Applicable

Section 5 – Corporate Governance and Management

Not Applicable

Section 6 – Asset-Backed Securities

Not Applicable

Section 7 – Regulation FD

Not Applicable

Section 8 – Other Events

Item 8.01 - Information Architects Corporation hereby announces that it has appointed Transfer Online, Inc. as its transfer agent, replacing Pacific Stock Transfer, effective September 8, 2011.

Section 9 – Financial Statements and exhibits

Not Applicable

Exhibits

Number	Description
None	None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

September 9, 2011

INFORMATION ARCHITECTS CORPORATION BY: /S/ Roland Breton —————————————— Roland Breton President